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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2013

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 1, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of Advance Auto Parts, Inc. (the “Company”), approved a special performance-based long-term incentive award pursuant to the Company's 2004 Long-Term Incentive Plan (“2004 Plan”) to certain officers, including Darren R. Jackson, President and Chief Executive Officer; Michael A. Norona, Executive Vice President, Chief Financial Officer; Kevin P. Freeland, Chief Operating Officer; Charles E. Tyson, Senior Vice President, Merchandising and Marketing; and Donna J. Broome, Senior Vice President, Commercial Sales and Marketing, who are “named executive officers” for purposes of the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2012.

The special grant was made in the form of performance-based restricted stock units (“RSUs”). Each performance-based RSU may vest on March 1, 2016, following certification by the Committee of the achievement of a performance target during the 2013 through 2015 fiscal years as described below. Any performance-based RSUs that vest will be settled in shares of common stock. Each executive was granted a number of performance-based RSUs valued in an amount equal to one-times his or her base salary as determined by the grant date fair market value, which is the closing price of the Company's common stock as reported by the New York Stock Exchange on the date of grant.

A maximum of 100% of the performance-based RSUs may be earned based on achievement of the target level of cumulative operating income over the three-year period. If the specified threshold level performance objective is achieved, 50% of the target level award will vest. If the threshold performance objective is not achieved, no RSUs will vest. If the Company's performance exceeds the threshold level but falls below the target level, a portion of the RSUs will vest in a proportional amount between the 50% threshold and 100% target level awards. Prior to vesting of the award, award recipients will not be entitled to receive dividends or to voting rights with respect to the performance-based RSUs.

The threshold/minimum and target/maximum award amounts that may be earned by each of the named executive officers pursuant to the performance-based criteria are set forth in the table furnished as Exhibit 99.1 to this Current Report of Form 8‑K.

Except for certain specified circumstances described in the performance-based RSU agreements filed as exhibits to this Current Report on Form 8-K, if the executive's employment terminates prior to March 1, 2016, all rights with respect to the performance-based RSUs will be immediately and irrevocably forfeited.

The foregoing is a summary of the equity awards and does not purport to be complete. The foregoing is qualified in its entirety by reference to the respective form of Restricted Stock Unit Agreement issued in connection with the awards. Copies of the form of Restricted Stock Unit Agreements are filed as Exhibit 10.37 and 10.38 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number

10.37	Form of Restricted Stock Unit Agreement between Advance Auto Parts, Inc. and Darren R. Jackson dated March 1, 2013
10.38	Form of Advance Auto Parts, Inc. Restricted Stock Unit Agreement dated March 1, 2013
99.1	Special Long-Term Incentive Award Table

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: March 7, 2013	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number
10.37	Form of Restricted Stock Unit Agreement between Advance Auto Parts, Inc. and Darren R. Jackson dated March 1, 2013
10.38	Form of Advance Auto Parts, Inc. Restricted Stock Unit Agreement dated March 1, 2013
99.1	Special Long-Term Incentive Award Table